UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 17, 2003
                                                       --------------------


                                OBAN MINING INC.
             (Exact name of registrant as specified in its charter)


           Nevada                      333-53894             88-0467848
   -------------------------  -------------------------  --------------------
    (State of incorporation)   (Commission file number)   (I.R.S. Employer
                                                          Identification No.)



                          11960 Hammersmith Way, Suite 155
                          Richmond, British Columbia
                          Canada   V7A 5C9
                    ----------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code:  (604) 275-8994



                                 Not Applicable
             ------------------------------------------------------
             (Former name or address, if changed since last report)


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ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE

Oban Mining Inc. announced the execution of a definitive Agreement and Plan of Reorganization to acquire controlling interest in Ikona Gear International, Inc. and other related transactions. A copy of the press release is filed herewith as
Exhibit 99.1

ITEM  7.  EXHIBITS

          99.1    News Release dated October 17, 2003



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned.

                              Oban Mining Inc.

October 20, 2003                   /s/ Richard A. Achron
----------------              -----------------------------------------
(Date)                        Richard A. Achron
                              President and Director


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